UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2017 (June 6, 2017)

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07 of this Current Report on Form 8-K, on June 6, 2017, the shareholders of General Motors Company (the “Company”) approved the General Motors Company 2017 Short-Term Incentive Plan (the “STIP”) and the General Motors Company 2017 Long-Term Incentive Plan (the “LTIP” and, together with the STIP, the “Plans”) at the Company’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”). The material terms of the STIP and the LTIP are described in Item No. 3 and Item No. 4, respectively, of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”), which descriptions are incorporated by reference herein. The descriptions of the Plans in the Proxy Statement are qualified in their entirety by reference to the full text of the STIP and the LTIP, as applicable, copies of which were filed as Appendix A and Appendix B, respectively, to the Proxy Statement and are incorporated by reference herein. The Plans had previously been approved by the Company’s Board of Directors and became effective immediately upon shareholder approval.

The form of award agreement for the award of stock options under the LTIP is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2017, the Company held its Annual Meeting. Set forth below are each of the matters submitted to a vote of the shareholders at the Annual Meeting, and the preliminary voting results reported by the Company’s proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), based on the information available to Innisfree. These results do not include (i) shares voted on the green proxy card distributed by Greenlight Capital, Inc. and certain of its affiliates (together, “Greenlight”) outside of the system maintained by Broadridge Financial Solutions, Inc. (“Broadridge”), (ii) shares (A) not represented by a white proxy card returned to the Company, (B) not otherwise known to have been voted at the Annual Meeting and (C) either (I) for which legal proxies were issued (approximately 66,217 shares which number excludes shares represented by legal proxies which are known to have been voted at the Annual Meeting) or (II) held in registered name (approximately 1,554,932 shares, not including registered shares for which a white proxy card was returned) or (iii) shares voted that Innisfree could not definitively match with a shareholder identified as being a record or beneficial holder of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), as of the record date for the Annual Meeting. Further, these preliminary results do not reflect the impact of any revocations of votes previously submitted on the white proxy card either through in-person voting at the Annual Meeting or through the submission of a later-dated green proxy card outside of the Broadridge system.

In addition to being incomplete for the reasons described above, these results are preliminary only and are subject to change based on the final certification of the voting results by the independent inspector of elections for the Annual Meeting, IVS Associates, Inc. (“IVS”). The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving IVS’s final certified report.

As of the close of business on April 7, 2017, the record date for the Annual Meeting, 1,510,395,471 shares of Common Stock were outstanding and entitled to vote. Based on the preliminary results from Innisfree and subject to the qualifications set forth above, at least 1,246,503,133 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing more than 82 percent of the shares entitled to be voted.

The preliminary tabulation from Innisfree of voting results (subject to the caveats noted in the paragraphs above) for the election of directors and other proposals is set forth below.

Item No. 1 – Election of Directors. Based on the preliminary results from Innisfree, the Company’s shareholders elected the following nominees, constituting the Company’s full slate of nominees, to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their successors have been duly elected or appointed: Mary T. Barra, Theodore M. Solso, Joseph J. Ashton, Linda R. Gooden, Joseph Jimenez, Jane L. Mendillo, Michael G. Mullen, James J. Mulva, Patricia F. Russo, Thomas M. Schoewe, and Carol M. Stephenson.

The Company’s Board of Directors’ Nominees

Director	For	Abstain/Withhold
Mary T. Barra	1,142,152,192	23,050,149
Theodore M. Solso	1,158,038,321	7,162,020
Joseph J. Ashton	1,158,281,666	6,920,676
Linda R. Gooden	1,154,007,068	11,193,273
Joseph Jimenez	1,145,859,195	19,341,146
Jane L. Mendillo	1,012,503,844	5,470,701
Michael G. Mullen	1,011,656,723	6,317,822
James J. Mulva	1,151,367,822	13,832,519
Patricia F. Russo	1,135,974,888	29,225,453
Thomas M. Schoewe	1,158,399,980	6,800,361
Carol M. Stephenson	968,617,987	21,158,543

Greenlight’s Nominees

Director	For	Abstain/Withhold
Leo Hindery, Jr.	172,007,528	1,526,560
Vinit Sethi	142,639,469	2,696,604
William N. Thorndike, Jr.	143,799,581	1,536,492

Item No. 2 – Approval, on an Advisory Basis, of Named Executive Officer Compensation. Based on the preliminary results from Innisfree, the Company’s shareholders approved, by advisory vote, the compensation of the Company’s named executive officers.

For	Against	Abstain/Withhold
1,122,107,343	37,243,508	5,865,485

Item No. 3 – Approval of the General Motors Company 2017 Short-Term Incentive Plan. Based on the preliminary results from Innisfree, the Company’s shareholders approved the General Motors Company 2017 Short-Term Incentive Plan.

For	Against	Abstain/Withhold
1,120,600,360	39,097,608	5,518,948

Item No. 4 – Approval of the General Motors Company 2017 Long-Term Incentive Plan. Based on the preliminary results from Innisfree, the Company’s shareholders approved the General Motors Company 2017 Long-Term Incentive Plan.

For	Against	Abstain/Withhold
1,122,249,911	37,579,925	5,386,993

Item No. 5 – Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2017. Based on the preliminary results from Innisfree, the Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

For	Against	Abstain/Withhold
1,226,251,591	15,966,667	4,284,876

Item No. 6 – Shareholder Proposal Regarding Independent Board Chairman. Based on the preliminary results from Innisfree, the Company’s shareholders did not approve a shareholder proposal regarding an independent board chairman.

For	Against	Abstain/Withhold
481,780,557	677,988,562	5,445,961

Item No. 7 – Greenlight Proposal Regarding Creation of Dual-Class Common Stock. Based on the preliminary results from Innisfree, the Company’s shareholders did not approve Greenlight’s proposal regarding the creation of dual-class common stock.

For	Against	Abstain/Withhold
89,631,372	1,066,859,165	8,724,129

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	General Motors Company 2017 Short-Term Incentive Plan (incorporated herein by reference to Appendix A to the General Motors Company Definitive Proxy Statement on Schedule 14A filed April 13, 2017).

10.2	General Motors Company 2017 Long-Term Incentive Plan (incorporated herein by reference to Appendix B to the General Motors Company Definitive Proxy Statement on Schedule 14A filed April 13, 2017).

10.3*	Form of Non-Qualified Stock Option Grant Award Agreement under the General Motors Company 2017 Long-Term Incentive Plan.

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

/s/ Jill E. Sutton
Date: June 12, 2017	By:	Jill E. Sutton
Deputy General Counsel & Corporate Secretary